UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2000 West Park Drive Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 9, 2016, Virtusa Corporation (the “Company”) announced its financial results for the second quarter ended September, 2016. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 2.02 in this Form 8-K (including Exhibit 99.1 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2016, Virtusa Corporation announced that Mr. Samir Dhir, currently Global Delivery Officer and Head of Indian Operations, was appointed president, banking and financial services (“BFS”), replacing Mr. Jitin Goyal, who resigned from the same position to pursue other opportunities, each effective as of November 9, 2016.

Mr. Dhir, age 46, prior to his appointment as president, BFS, served as the Company’s executive vice president, chief delivery officer and head of India operations since May 2013. Prior to May 2013, Mr. Dhir served as our senior vice president, global delivery head and head of India operations since February 2010 and as an executive officer since April 1, 2011. Prior to joining the Company in February 2010, Mr. Dhir worked for Wipro Technologies. Prior to his time at Wipro, Mr. Dhir worked for Avaya Inc. and Lucent Technologies in the United Kingdom. Mr. Dhir received his M.B.A. from the Warwick Business School, UK and holds a B.Tech from the Indian Institute of Technology Roorkee.

Mr. Dhir’s compensation for the fiscal year ending March 31, 2017 consists of current base salary of $260,000 and variable compensation of $200,000, as well as customary perquisites of approximately $25,000.

In addition Mr. Dhir is party to an executive agreement with us, which provides, among other things, that if the Company terminates Mr. Dhir’s employment other than for cause, or if he terminates his employment for good reason, he is entitled to a lump-sum severance payment equal to 50% of his annual base salary, continued health benefits for six months, and a prorated share of his annual bonus, if any, due in the fiscal year of termination.  Mr. Dhir’s executive agreement also provides that, in the event of a termination of employment other than for cause, or if Mr. Dhir terminates his employment for good reason, within 12 months following a change in control of the Company, Mr. Dhir is entitled to a lump-sum severance payment equal to 50% of his annual base salary, six months of continuation of health care benefits, 100% of his prorated share of the annual bonus, if any, due in the fiscal year of termination and all unvested equity awards held by Mr. Dhir also become fully-vested and immediately exercisable.  In addition, the agreement provides that upon a change of control, all equity awards granted to Mr. Dhir will have their vesting accelerated by 12 months.

Jitin Goyal, who held the positions of president, banking and financial services, Virtusa Corporation, as well as chief executive officer and executive director of Polaris Consulting and Services Limited (“Polaris India”), resigned from these positions effective November 9, 2016, in order to pursue other opportunities.  Mr. Goyal, however, will continue as an employee with the Company through March 31, 2017 to facilitate an orderly transition.  The Company agreed to treat Mr. Goyal’s resignation as a termination without cause under Mr. Goyal’s applicable employment agreements in the United Kingdom and India and directorship agreement in India.  As such, the Company entered into a separation agreement and a settlement agreement with Mr. Goyal, pursuant to which Mr. Goyal is entitled receive the following employment and severance benefits:

(i)                                     continuation of his current salary and benefits through March 31, 2017;

(ii)                                  payments totaling approximately £232,000 in connection with Mr. Goyal’s employment and directorship agreements in the United Kingdom and India;

(iii)                               an additional payment of £250,000, payable on or promptly after March 31, 2017; and

(iv)                              continued vesting of equity grants up to and through March 31, 2017.

The foregoing summaries of Mr. Goyal’s settlement agreement and separation agreement do not purport to be complete and are qualified in their entirety by reference to the full text of Mr. Goyal’s settlement agreement and separation agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On November 9, 2016, the Company issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 7.01 (including Exhibit 99.1 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)      Exhibits

10.1	Settlement Agreement dated as of November 9, 2016 by and between Polaris Consulting and Services Limited and Jitin Goyal

10.2	Separation Agreement dated as of November 9, 2016 by and between Polaris Consulting and Services Limited and Jitin Goyal.

The following exhibit relating to Item 2.02, 5.02, Item 7.01 and Exhibit 99.1 shall be deemed to be furnished, and not filed:

99.1	Press Release issued by Virtusa Corporation on November 9, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: November 9, 2016	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Settlement Agreement dated as of November 9, 2016 by and between Polaris Consulting and Services Limited and Jitin Goyal.

10.2	Separation Agreement dated as of November 9, 2016 by and between Polaris Consulting and Services Limited and Jitin Goyal.

The following exhibit relating to Item 2.02, 5.02, Item 7.01 and Exhibit 99.1 shall be deemed to be furnished, and not filed:

99.1	Press Release issued by Virtusa Corporation on November 9, 2016.